                        ANNUAL REPORT / DECEMBER 31, 2001

                                AIM BALANCED FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                         TWO BLUE DANCERS BY EDGAR DEGAS

 WHEN SUCCESSFUL PERFORMANCE DEPENDS ON SUPERB BALANCE AND SMOOTHLY COORDINATED

    INTERACTION, DISCIPLINE IS PARAMOUNT. AT AIM, WE CONTINUALLY STRIVE FOR

       EXCELLENCE BY ADHERING TO A UNIQUELY DISCIPLINED INVESTMENT STYLE.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses for Class A shares in previous years, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
 GRAHAM]           2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
    Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
Since our June 30, 2001, report to you, AIM Balanced Fund, Class A shares returned -4.97% at net asset value. By comparison, the fund's benchmark, the S&P 500, returned -5.56% for the same period. The fund improved during the final quarter of the year, rising 8.25%. Health care investments and a high-quality bond portfolio were bright spots for the fund.
    For the full fiscal year, Class A shares of AIM Balanced Fund returned -11.33% at net asset value. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

MARKET SAPS FUND RETURNS UNTIL FOURTH QUARTER

WHAT WERE THE FUND'S RESULTS DURING 2001?
As the global economic slowdown continued, declining corporate earnings exerted strong downward pressure on equity values. Excluding sales charges, AIM Balanced Fund returned -11.33% per share for Class A shares, -12.01% for Class B shares and -11.99% for Class C shares for the fiscal year ended December 31, 2001, closely tracking the -11.88% return for its benchmark, the S&P 500.
    Both the market and the fund's performance trended upward during the year's final months. The fund returned 8.25% for the fourth quarter for Class A shares at net asset value.

HOW DID THE GLOBAL ECONOMIC SLOWDOWN AFFECT THE STOCK MARKET?
The terrorist attacks of September 11 worsened an already bad economic situation. The U.S. economy officially entered a recession in March, and gross domestic product (GDP) contracted at a 1.3% annual rate in the third quarter, its worst decline since the first quarter of 1991.
    Major stock market indexes had been declining for more than a year, but after reaching a low in late September, stocks rallied and indexes rose. By mid-November most were back to pre-attack levels. Growth stocks surged past value stocks, which had been the better performers for more than a year. AIM Balanced Fund benefited because its GARP investment style is more growth-oriented than that of many of its competitors.

WHAT WAS THE ECONOMY'S EFFECT ON THE BOND MARKET?
Bonds did well, as they often do when interest rates decline. As the economic slump deepened, safety-seeking investors moved money from equities to fixed-income securities, bidding up prices. Thus, the fund benefited from its high-quality corporate bonds, which were the market's best performers during the fiscal year, reflecting investors' increasing risk aversion.
    In the wake of the September 11 terrorist attacks, yield spreads soared on all non-governmental issues, further increasing the advantage of the fund's holdings in government issues.
    While most stock indexes had losses for the year despite the upturn in the fourth quarter, most bond indexes showed gains for the year.

WHAT EFFECT DID THE FEDERAL RESERVE'S INTEREST RATE CUTS HAVE?
Fixed-income securities benefited as the Federal Reserve (the Fed) trimmed short-term interest rates eleven times, from 6.50% at the beginning of January to just 1.75% at the end of December, the lowest since the early 1960s. Existing bonds held by the fund tend to rise in value as interest rates on new bonds decline.
    The final months of the year were marked by unusual volatility in bond prices and yields, but for the year as a whole, total returns rose for investment-grade bonds such as those held by AIM Balanced Fund. This helped offset to some extent the losses occurring in the stock component of the fund.

                                                          [PICTURE]
FUND AT A GLANCE

AIM Balanced Fund seeks a high total return consistent with preservation of capital by investing in a broadly diversified portfolio of stocks and bonds.

INVESTMENT STYLE:

o   The stock portion of the fund follows AIM's Growth at a Reasonable Price
    (GARP) style, which draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations.

o The bond portion seeks to provide as high a total return as possible consistent with preservation of capital.

o The fund targets a mix of 60% of assets in attractively priced growth stocks and 40% in high-quality bonds for optimal risk/return trade-off over the long term.

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===================================================
      TOP 10 COMMON STOCK HOLDINGS
---------------------------------------------------
      1. General Electric Co.                1.9%
      2. Citigroup Inc.                      1.8
      3. Tyco International Ltd. (Bermuda)   1.2
      4. American International Group, Inc.  1.1
      5. Pfizer Inc.                         1.1
      6. Target Corp.                        1.1
      7. Microsoft Corp.                     1.0
      8. Genzyme Corp.                       1.0
      9. Wal-Mart Stores, Inc.               1.0
     10. Lamar Advertising Co.               1.0

   The fund's portfolio is subject to change, and
   there is no guarantee that the fund will
   continue to hold any particular security.
===================================================

============================================================================================================================
 TOP 10 FIXED-INCOME HOLDINGS                                               TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------
                                        Coupon  Maturity  Percent
 1. Heller Financial, Inc.               7.38%    11/09     0.6%            1. Diversified Financial Services         10.6%

 2. Nortel Networks Corp. (Canada)       4.25     09/08     0.6             2. Pharmaceuticals                         6.6

 3. Citicorp Lease-Class A2              8.04     12/19     0.5             3. Banks                                   5.4

 4. Tele-Communications, Inc.            9.80     02/12     0.5             4. Electric Utilities                      5.0

 5. Associates Corp. of North America    6.95     11/18     0.5             5. Broadcasting & Cable TV                 4.9

 6. El Paso CGP Co.                      6.70     02/27     0.5             6. Integrated Telecommunication Services   4.0

 7. Time Warner Inc.                     8.05     01/16     0.5             7. U.S. Treasury Notes                     3.2

 8. NBD Bank N.A                         8.25     11/24     0.5             8. Industrial Conglomerates                3.0

 9. GE Global Insurance Holdings Corp.   7.75     06/30     0.4             9. Federal National Mortgage               2.8
                                                                               Association (FNMA)
10. American General Finance Corp.       8.45     10/09     0.4
                                                                           10. Integrated Oil & Gas                    2.7

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
============================================================================================================================

As of 12/31/01, based on total net assets

PORTFOLIO COMPOSITION BY INVESTMENT
===================================

            [PIE CHART]

COMMON STOCK                 56%
CORPORATE BONDS              29%
GOVERNMENT & AGENCY BONDS     9%
CASH & OTHER                  6%
===================================

HOW DID THE FUND TAKE ACTION TO DEAL WITH THESE EVENTS?
As equities fell below our targeted 60% due to declining stock prices during the year, we selectively added equities to boost our exposure. This included some buying after the market reopened following September 11. These purchases were generally beneficial to the fund during the fourth quarter, when its rate of return increased as growth stocks rebounded more strongly than value stocks. We kept the fund well diversified among industries and market capitalization sizes to reduce risk.
    Among the stock sectors that were most productive for the fund were consumer discretionary (especially retailing and broadcasting) and health care (particularly hospital stocks and medical products companies). Negative effects came from holdings in technology, energy, utilities and telecommunications.
    For the fixed-income segment, we continued to select high-quality bonds. During the year, we gradually upgraded the portfolio further by increasing the proportion of holdings with higher quality ratings, edging up from an average of A in the direction of AA. We continued to target an intermediate maturity.

WHAT WERE SOME HOLDINGS THAT WERE BENEFICIAL FOR THE FUND?
o Concord EFS is a leading electronic commerce provider and transaction processor. For the third quarter of 2001, revenue grew substantially compared to third quarter 2000.
o Mellon Financial, a multibank holding company, produced a substantial increase in net income for the year, partly due to a windfall from selling its retail banking business.
o Genzyme Corporation is a biotechnology company that develops diagnostic, therapeutic and orthopedic products. Its revenues and profit margin rose sharply during the year.
o Lowe's retails home improvement products, with a specific emphasis on do-it-yourself and commercial business customers. It made significant gains in revenue and operating income.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
The economy and the markets remained unsettled, but there were positive signs. Inflation remained low and oil prices were dropping, freeing money for spending and investing. Attractive valuations could be found in the securities of many firms with good fundamentals and strength enough to endure until a market turnaround. Many analysts believe that the poor corporate earnings expected for the next quarter or so have already been taken into account by the market, allowing for a quick rebound when earnings improve. At that time, fund management's commitment to owning high-quality names that position the fund for long-term growth should produce results.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 10 Years                  10.02%
  5 Years                   6.14
  1 Year                  -15.54

CLASS B SHARES
 Inception (10/18/93)       8.53%
  5 Years                   6.02
  1 Year                  -16.32

CLASS C SHARES
 Inception (8/4/97)         3.31%
  1     Year              -12.85

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/91-12/31/01

================================================================================
          AIM BALANCED
         FUND, CLASS A                            LIPPER BALANCED
            SHARES           S&P 500 INDEX          FUND INDEX
12/91        9,725              10,000                10,000
             9,596               9,748                 9,882
             9,201               9,932                10,041
             9,612              10,246                10,358
12/92       10,663              10,761                10,747
            11,042              11,231                11,252
            11,575              11,285                11,482
            12,469              11,576                11,901
12/93       12,321              11,845                12,030
            11,852              11,397                11,664
            11,595              11,444                11,575
            11,848              12,002                11,914
12/94       11,650              12,000                11,784
            12,377              13,167                12,495
            13,722              14,422                13,370
            14,923              15,566                14,087
12/95       15,726              16,502                14,716
            16,303              17,387                15,047
            17,141              18,165                15,352
            17,922              18,725                15,757
12/96       18,750              20,285                16,639
            18,436              20,830                16,715
            20,865              24,462                18,518
            23,214              26,292                19,709
12/97       23,331              27,048                20,018
            25,332              30,818                21,602
            25,390              31,839                21,929
            23,123              28,677                20,660
12/98       26,233              34,779                23,037
            26,873              36,510                23,408
            27,548              39,075                24,461
            26,869              36,639                23,447
12/99       31,230              42,086                25,110
            33,170              43,053                25,859
            31,820              41,908                25,549
            32,304              41,502                26,058
12/00       29,914              38,258                25,714
            27,189              33,728                24,425
            27,910              35,699                25,285
            24,503              30,466                23,366
12/01       25,978              33,723                24,880

                                                  Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares AIM Balanced Fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/31/91-12/31/01.
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is unmanaged and incurs no sales charges, expenses or fees. It is worth noting that the S&P 500 is a pure stock index whereas the fund includes fixed-income investments as well as stocks. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Balanced Fund Index includes a number of mutual funds grouped by investment objective or style. Each of the funds represented in the Lipper Balanced Fund Index interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [PICTURE]
HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [PICTURE]
CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [PICTURE]
PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [PICTURE]
CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

                                   [PICTURE]
THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
     As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BONDS & NOTES-29.27%

ALTERNATIVE CARRIERS-0.35%

Intermedia Communications Inc., Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09                $ 5,475,000   $    5,844,562
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.60%, 06/01/08              7,675,000        7,809,312
===========================================================================
                                                                 13,653,874
===========================================================================

AUTOMOBILE MANUFACTURERS-0.18%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                6,000,000        6,554,460
---------------------------------------------------------------------------
Ford Motor Co., Unsec. Bonds, 6.50%, 08/01/18      850,000          753,406
===========================================================================
                                                                  7,307,866
===========================================================================

BANKS-3.34%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                       7,851,000        9,191,951
---------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                8,890,000        9,575,330
---------------------------------------------------------------------------
BankBoston N.A., Unsec. Sub. Notes, 7.00%,
  09/15/07                                       5,750,000        6,132,375
---------------------------------------------------------------------------
Bayerische Landesbank Girozentrale, Unsec.
  Sub. Notes, 6.38%, 10/15/05                      650,000          678,307
---------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05     7,245,000        7,459,524
---------------------------------------------------------------------------
Dresdner Bank New York, Unsec. Sub. Deb.,
  7.25%, 09/15/15                                9,232,000        9,652,979
---------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                       8,200,000        8,592,698
---------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25     3,825,000        4,044,402
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/24                         16,150,000       18,612,390
---------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                6,300,000        6,567,120
---------------------------------------------------------------------------
Southtrust Bank, N.A., Sub. Notes, 6.13%,
  01/09/28                                       8,600,000        8,365,822
---------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                         5,500,000        5,736,830
---------------------------------------------------------------------------
Suntrust Bank, Sub. Notes, 6.38%, 04/01/11       5,515,000        5,563,256
---------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                       6,065,000        6,408,704
---------------------------------------------------------------------------
U.S. Bancorp, Unsec. Putable Sub. Deb.,
  7.50%, 06/01/26                               10,000,000       10,769,500
---------------------------------------------------------------------------
Wachovia Corp.,
  Unsec. Putable Sub. Deb., 6.55%, 10/15/35      9,680,000       10,106,114
---------------------------------------------------------------------------
  Unsec. Putable Sub. Deb., 7.50%, 04/15/35      3,300,000        3,521,826
---------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.25%, 08/04/08               800,000          811,544
===========================================================================
                                                                131,790,672
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

BROADCASTING & CABLE TV-3.06%

AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                       $ 8,550,000   $    8,721,598
---------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Notes,
  8.88%, 05/01/17                                6,545,000        7,460,122
---------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                               14,000,000       15,983,660
---------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00-03/23/00; Cost
  $6,279,912)(a)                                 6,300,000        6,777,792
---------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                         2,550,000        2,701,954
---------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10           4,095,000        4,334,025
---------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%,
  02/01/28                                       4,350,000        4,442,133
---------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                2,100,000        2,335,683
---------------------------------------------------------------------------
Tele-Communications, Inc., Sr. Deb., 9.80%,
  02/01/12                                      16,650,000       19,934,379
---------------------------------------------------------------------------
Time Warner Inc., Notes,
  Notes, 8.18%, 08/15/07                         6,965,000        7,796,551
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24          8,440,000        8,601,879
---------------------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16                  16,545,000       18,724,473
---------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   6,000,000        7,144,080
---------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                         5,100,000        5,673,291
===========================================================================
                                                                120,631,620
===========================================================================

CASINOS & GAMING-0.08%

MGM Mirage Inc., Sr. Unsec. Gtd. Notes,
  8.50%, 09/15/10                                3,000,000        3,083,790
===========================================================================

COMPUTER HARDWARE-0.05%

Candescent Technologies Corp.,
  Sr. Conv. Unsec. Gtd. Sub. Deb., 8.00%,
    05/01/03 (Acquired 03/07/00-04/19/01;
    Cost $2,933,500)(a)(b)(c)                    5,275,000          448,375
---------------------------------------------------------------------------
  Sr. Conv. Unsec. Gtd. Sub. Deb., 8.00%,
    05/01/03 (Acquired 04/17/98-04/19/01;
    Cost $16,289,250)(a)(b)(c)                  19,737,000        1,677,645
===========================================================================
                                                                  2,126,020
===========================================================================

CONSUMER FINANCE-1.94%

Capital One Financial Corp., Unsec. Notes,
  7.25%, 05/01/06                               10,020,000        9,718,198
---------------------------------------------------------------------------
CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                 3,125,000        3,180,469
---------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/25          5,865,000        6,376,428
---------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                        13,215,000       13,467,274
---------------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                  5,100,000        5,096,583
---------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                  7,305,000        7,228,371
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Bonds,
  8.00%, 11/01/31                              $11,640,000   $   11,765,130
---------------------------------------------------------------------------
  Putable Notes, 9.00%, 10/15/02                 4,175,000        4,343,461
---------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.75%, 01/19/10             750,000          777,412
---------------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                      13,280,000       14,409,597
===========================================================================
                                                                 76,362,923
===========================================================================

DISTILLERS & VINTNERS-0.11%

Grand Metropolitan Investment Corp, Gtd.
  Putable Bonds, 7.45%, 04/15/35                 4,000,000        4,280,600
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-3.69%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 05/24/01;
  Cost $7,151,739)(a)                            7,225,000        7,366,899
---------------------------------------------------------------------------
AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired 08/21/01-
  08/22/01; Cost $13,141,722)(a)                13,115,000       13,267,265
---------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                               18,815,000       19,557,628
---------------------------------------------------------------------------
Auburn Hills Trust, Gtd. Deb., 12.00%,
  05/01/20                                       7,805,000       10,868,775
---------------------------------------------------------------------------
Bear Stearns Cos., Inc., Notes, 7.80%,
  08/15/07                                       4,350,000        4,676,293
---------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 7.25%,
  10/01/10                                       1,570,000        1,675,834
---------------------------------------------------------------------------
FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  04/10/01-09/28/01; Cost $9,029,603)(a)         8,605,000        9,297,272
---------------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                         6,425,000        7,374,101
---------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                      23,150,000       25,362,214
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Bonds,
  7.88%, 08/15/10                                5,955,000        6,501,967
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                  6,950,000        7,182,964
---------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06              7,100,000        7,226,167
---------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $7,000,000)(a)        7,000,000        7,160,580
---------------------------------------------------------------------------
Qwest Capital Funding Inc.,
  Gtd. Unsec. Notes, 7.63%, 08/03/21             9,000,000        8,469,540
---------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.88%, 07/15/28               435,000          362,746
---------------------------------------------------------------------------
Tyco Capital Corp. (The) (Bermuda),
  Notes, 6.50%, 02/07/06                         2,160,000        2,236,205
---------------------------------------------------------------------------
  Sr. Medium Term Notes, 5.91%, 11/23/05         6,800,000        6,904,856
===========================================================================
                                                                145,491,306
===========================================================================

ELECTRIC UTILITIES-3.54%

Arizona Public Service Co., Unsec. Notes,
  6.25%, 01/15/05                                5,000,000        5,065,050
---------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub. Notes,
  7.42%, 12/15/18                                7,351,500        6,491,595
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                     $ 9,000,000   $    8,899,470
---------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08          6,080,000        6,086,566
---------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17          7,300,000        7,501,699
---------------------------------------------------------------------------
CMS Panhandle Holding Co., Sr. Notes, 6.13%,
  03/15/04                                       6,600,000        6,663,162
---------------------------------------------------------------------------
Commonwealth Edison Co.,
  Series 92, First Mortgage Bonds, 7.63%,
    04/15/13                                     4,000,000        4,223,200
---------------------------------------------------------------------------
  Series 94, First Mortgage Notes, 7.50%,
    07/01/13                                     9,300,000        9,772,998
---------------------------------------------------------------------------
Dominion Resources, Inc.-Series A, Sr. Unsec.
  Unsub. Notes, 8.13%, 06/15/10                    450,000          493,960
---------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                    13,570,000       14,700,245
---------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                     5,438,000        5,766,999
---------------------------------------------------------------------------
Empire District Electric Co. (The), Sr.
  Notes, 7.70%, 11/15/04                         8,550,000        9,129,262
---------------------------------------------------------------------------
Indiana Michigan Power Co.-Series C, Sr.
  Unsec. Notes, 6.13%, 12/15/06                  5,700,000        5,657,820
---------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $3,346,223)(a)                                 3,337,978        3,110,495
---------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 02/11/00-09/28/01; Cost
  $4,071,299)(a)                                 4,105,000        3,663,713
---------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                         3,700,000        3,956,040
---------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(d)        11,900,000       10,891,951
---------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes, 7.75%,
  04/01/11                                       8,450,000        8,129,576
---------------------------------------------------------------------------
Panhandle Eastern Pipe Line, Notes, 7.88%,
  08/15/04                                       1,500,000        1,565,535
---------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05           7,850,000        8,072,626
---------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(e)               GBP                  3,000,000        4,649,059
---------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                5,800,000        5,252,190
===========================================================================
                                                                139,743,211
===========================================================================

GAS UTILITIES-0.84%

National Fuel Gas Co.-Series D, Medium Term
  Notes, 6.30%, 05/27/08                         8,600,000        8,405,726
---------------------------------------------------------------------------
Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                    3,500,000        3,408,720
---------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                          5,015,000        5,607,372
---------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06       3,100,000        3,321,340
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
GAS UTILITIES-(CONTINUED)

Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                              $11,000,000   $   10,341,870
---------------------------------------------------------------------------
Westcoast Energy Inc. (Canada)-Series V,
  Unsec. Deb., 6.45%, 12/18/06(e)    CAD         3,000,000        1,987,114
===========================================================================
                                                                 33,072,142
===========================================================================

INDUSTRIAL CONGLOMERATES-0.03%

Vodafone Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%,
  05/27/09(e)               EUR                  1,300,000        1,100,895
===========================================================================

INTEGRATED OIL & GAS-1.02%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                               18,900,000       18,830,637
---------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                7,360,000        7,653,885
---------------------------------------------------------------------------
  7.65%, 02/15/06                                2,635,000        2,807,276
---------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                       9,300,000       11,153,211
===========================================================================
                                                                 40,445,009
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.73%

AT&T Canada Inc. (Canada),
  Sr. Disc. Yankee Notes, 9.95%, 06/15/08(d)     6,000,000        2,955,000
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Yankee Notes, 7.63%,
    03/15/05                                    10,100,000        6,527,125
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.15%,
    09/23/04(e)             CAD                  1,200,000          491,958
---------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 7.65%, 09/15/06       5,200,000        3,308,500
---------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                          3,650,000        3,792,898
---------------------------------------------------------------------------
Olivetti International Finance N.V.-Series E
  (Netherlands), Gtd. Medium Term Euro Notes,
  6.13%, 07/30/09(e)          EUR                3,210,000        2,787,268
---------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19              2,200,000        2,352,570
---------------------------------------------------------------------------
Teleglobe Canada Inc. (Canada), Unsec. Deb.,
  8.35%, 06/20/03(e)          CAD                1,000,000          575,867
---------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11                                       5,385,000        5,694,691
---------------------------------------------------------------------------
WorldCom, Inc.-WorldCom Group, Notes, 8.00%,
  05/15/06                                         345,000          368,774
===========================================================================
                                                                 28,854,651
===========================================================================

LIFE & HEALTH INSURANCE-1.32%

American General Corp.,
  Sr. Notes, 6.63%, 02/15/29                     7,030,000        6,941,492
---------------------------------------------------------------------------
  Unsec. Notes, 7.50%, 07/15/25                  4,395,000        4,804,966
---------------------------------------------------------------------------
American General Finance Corp.,
  Sr. Putable Notes, 8.45%, 10/15/09            14,860,000       16,794,178
---------------------------------------------------------------------------
  Sr. Unsec. Putable Notes, 8.13%, 08/15/09      7,205,000        7,987,823
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
LIFE & HEALTH INSURANCE-(CONTINUED)

Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $2,097,564)(a)                               $ 2,100,000   $    2,133,180
---------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $1,402,095)(a)                                 1,500,000        1,472,793
---------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                3,000,000        2,998,260
---------------------------------------------------------------------------
  7.88%, 05/15/23                                9,200,000        9,145,628
===========================================================================
                                                                 52,278,320
===========================================================================

MANAGED HEALTH CARE-0.26%

Wellpoint Health Networks Inc., Sr. Unsec.
  Notes, 6.38%, 06/15/06                        10,000,000       10,177,600
===========================================================================

MULTI-UTILITIES-0.76%

Dynegy-Roseton Danskamme, Gtd. Pass Through
  Ctfs., 7.67%, 11/08/16                        11,500,000        9,401,250
---------------------------------------------------------------------------
UtiliCorp United Inc., Sr. Unsec. Putable
  Notes, 6.70%, 10/15/06                         6,350,000        6,382,766
---------------------------------------------------------------------------
Williams Cos., Inc. (The), Sr. Unsec. PATS,
  6.75%, 01/15/06                                5,525,000        5,530,194
---------------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $8,572,240)(a)                            8,300,000        8,562,944
===========================================================================
                                                                 29,877,154
===========================================================================

OIL & GAS-0.18%

Canadian Oil Sands Ltd., (Canada) Sr. Notes,
  7.90%, 09/01/21 (Acquired 08/17/01; Cost
  $7,162,659)(a)                                 7,175,000        7,171,484
===========================================================================

OIL & GAS DRILLING-0.29%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                      11,100,000       11,440,104
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.71%

Dynegy Holdings Inc., Sr. Unsec. Unsub.
  Notes, 6.88%, 04/01/11                         6,160,000        5,128,200
---------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 6.30%, 02/01/09                  8,400,000        8,230,404
---------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Putable Deb.,
  7.35%, 08/01/26                                7,800,000        8,318,154
---------------------------------------------------------------------------
National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                2,750,000        2,689,088
---------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                       3,750,000        3,649,088
===========================================================================
                                                                 28,014,934
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.39%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          8,250,000        8,706,225
---------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11             7,075,000        6,850,793
---------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Unsec. Yankee Notes, 6.70%, 07/15/11           6,850,000        6,696,081
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01-
  11/01/01; Cost $12,389,639)(a)               $12,265,000   $   12,448,852
---------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         6,470,000        6,578,308
---------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                        10,400,000        9,675,016
---------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                2,600,000        2,212,756
---------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                   1,500,000        1,539,945
===========================================================================
                                                                 54,707,976
===========================================================================

OIL & GAS REFINING & MARKETING-0.55%

Petroleos Mexicanos (Mexico), Series P,
  Unsec. Putable Unsub. Yankee Notes, 9.50%,
  09/15/27                                      14,025,000       15,157,519
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
    12/02/08                                     6,295,000        6,716,765
===========================================================================
                                                                 21,874,284
===========================================================================

PACKAGED FOODS-0.35%

ConAgra, Inc., Sr. Unsec. Putable Notes,
  7.13%, 10/01/26                               12,755,000       13,667,110
===========================================================================

PHARMACEUTICALS-0.37%

Johnson & Johnson, Unsec. Deb., 6.95%,
  09/01/29                                       5,080,000        5,414,264
---------------------------------------------------------------------------
Merck & Co., Inc., Unsec. Deb.,
  5.95%, 12/01/28                                4,255,000        4,023,017
---------------------------------------------------------------------------
  6.40%, 03/01/28                                5,080,000        5,094,783
===========================================================================
                                                                 14,532,064
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.91%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $11,297,688)(a)                               11,315,000       11,476,578
---------------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes, 7.13%,
  02/25/19 (Acquired 04/25/01-05/03/01; Cost
  $14,660,688)(a)                               14,635,000       14,970,727
---------------------------------------------------------------------------
Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                                2,350,000        2,089,197
---------------------------------------------------------------------------
  7.20%, 08/15/07                                7,000,000        6,461,840
---------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                           700,000          732,725
===========================================================================
                                                                 35,731,067
===========================================================================

PUBLISHING & PRINTING-0.70%

News America Holdings, Inc.,
  Notes, 8.45%, 08/01/34                         3,325,000        3,582,122
---------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                 8,250,000        9,498,555
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                     4,950,000        5,165,375
---------------------------------------------------------------------------
  Unsec. Deb., 7.75%, 01/20/24                   9,450,000        9,303,242
===========================================================================
                                                                 27,549,294
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

RAILROADS-0.56%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                     $ 9,300,000   $   11,508,006
---------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%,
  05/01/37                                      10,000,000       10,582,300
===========================================================================
                                                                 22,090,306
===========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.38%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                       3,250,000        3,047,590
---------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                       7,800,000        7,489,950
---------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                4,600,000        4,439,644
===========================================================================
                                                                 14,977,184
===========================================================================

REINSURANCE-0.43%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                        15,225,000       17,112,291
===========================================================================

SOVEREIGN DEBT-0.52%

British Columbia (Province of) (Canada),
  Unsec. Unsub. Yankee Notes, 5.38%, 10/29/08    2,750,000        2,740,045
---------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Yankee Notes, 8.62%, 12/15/11             5,000,000        5,948,350
---------------------------------------------------------------------------
Manitoba (Province of) (Canada)- Series EM,
  Unsec. Unsub. Yankee Notes, 7.50%, 02/22/10      700,000          790,653
---------------------------------------------------------------------------
Ontario (Province of) (Canada), Sr. Unsec.
  Unsub. Notes, 5.50%, 10/01/08                  5,800,000        5,822,910
---------------------------------------------------------------------------
Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                4,810,000        5,323,997
===========================================================================
                                                                 20,625,955
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.59%

Nortel Networks Corp. (Canada), Sr. Conv.
  Unsec. Gtd. Yankee Notes, 4.25%, 09/01/08
  (Acquired 08/09/01-08/15/01; Cost
  $24,152,979)(a)                               24,000,000       23,220,000
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.04%

Bell Mobility Cellular Inc. (Canada), Unsec.
  Deb., 6.55%, 06/02/08(e)          CAN          2,500,000        1,615,827
===========================================================================
    Bonds & Notes (Cost $1,170,346,448)                       1,154,607,533
===========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-56.24%

ADVERTISING-2.55%

Interpublic Group of Cos., Inc. (The)              810,000       23,927,400
---------------------------------------------------------------------------
Lamar Advertising Co.(f)                           908,000       38,444,720
---------------------------------------------------------------------------
Omnicom Group Inc.                                 426,000       38,063,100
===========================================================================
                                                                100,435,220
===========================================================================

AEROSPACE & DEFENSE-0.62%

United Technologies Corp.                          379,600       24,533,548
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

BANKS-1.74%

Bank of New York Co., Inc. (The)                   603,000   $   24,602,400
---------------------------------------------------------------------------
Mellon Financial Corp.                             397,300       14,946,426
---------------------------------------------------------------------------
PNC Financial Services Group                       516,700       29,038,540
===========================================================================
                                                                 68,587,366
===========================================================================

BIOTECHNOLOGY-1.00%

Genzyme Corp.(f)                                   660,700       39,549,502
===========================================================================

BROADCASTING & CABLE TV-1.84%

Clear Channel Communications, Inc.(f)              450,000       22,909,500
---------------------------------------------------------------------------
Hispanic Broadcasting Corp.(f)                     615,800       15,702,900
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(f)           842,600       34,091,596
===========================================================================
                                                                 72,703,996
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.28%

EMC Corp.(f)                                       827,000       11,114,880
===========================================================================

CONSTRUCTION & ENGINEERING-0.47%

Quanta Services, Inc.(f)                         1,210,000       18,670,300
===========================================================================

DATA PROCESSING SERVICES-1.03%

Concord EFS, Inc.(f)                               626,400       20,533,392
---------------------------------------------------------------------------
DST Systems, Inc.(f)                               402,000       20,039,700
===========================================================================
                                                                 40,573,092
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.38%

American Express Co.                               306,000       10,921,140
---------------------------------------------------------------------------
Citigroup Inc.                                   1,421,433       71,753,938
---------------------------------------------------------------------------
Fannie Mae                                         251,800       20,018,100
---------------------------------------------------------------------------
Freddie Mac                                        325,900       21,313,860
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    229,600       21,295,400
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            430,300       15,641,405
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          653,000       34,034,360
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   445,600       24,926,864
---------------------------------------------------------------------------
State Street Corp.                                 297,900       15,565,275
---------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             499,000       16,067,800
===========================================================================
                                                                251,538,142
===========================================================================

ELECTRIC UTILITIES-1.10%

AES Corp. (The)(f)                                 541,000        8,845,350
---------------------------------------------------------------------------
Calpine Corp.(f)                                   896,000       15,043,840
---------------------------------------------------------------------------
Duke Energy Corp.                                  358,000       14,055,080
---------------------------------------------------------------------------
Mirant Corp.(f)                                    331,390        5,308,868
===========================================================================
                                                                 43,253,138
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.43%

Sanmina-SCI Corp.(f)                               852,700       16,968,730
===========================================================================

FOOD RETAIL-0.51%

Safeway Inc.(f)                                    477,500       19,935,625
===========================================================================

GAS UTILITIES-0.35%

El Paso Corp.                                      314,000       14,007,540
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

GENERAL MERCHANDISE STORES-2.49%

BJ's Wholesale Club, Inc.(f)                       415,600   $   18,327,960
---------------------------------------------------------------------------
Target Corp.                                     1,011,300       41,513,865
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              669,000       38,500,950
===========================================================================
                                                                 98,342,775
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.52%

Cardinal Health, Inc.                              319,500       20,658,870
===========================================================================

HEALTH CARE EQUIPMENT-0.83%

Baxter International Inc.                          610,800       32,757,204
===========================================================================

HEALTH CARE FACILITIES-1.13%

HCA Inc.                                           576,000       22,199,040
---------------------------------------------------------------------------
Tenet Healthcare Corp.(f)                          381,000       22,372,320
===========================================================================
                                                                 44,571,360
===========================================================================

HOME IMPROVEMENT RETAIL-1.56%

Home Depot, Inc. (The)                             728,300       37,150,583
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                  527,300       24,471,993
===========================================================================
                                                                 61,622,576
===========================================================================

HOTELS-0.00%

Wyndham International, Inc. Voting Trust
  (Acquired 08/27/99-12/04/01; Cost
  $275,189)(a)(c)                                    3,167          103,233
===========================================================================

INDUSTRIAL CONGLOMERATES-3.01%

General Electric Co.                             1,820,800       72,977,664
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  775,700       45,688,730
===========================================================================
                                                                118,666,394
===========================================================================

INSURANCE BROKERS-0.84%

Marsh & McLennan Cos., Inc.                        307,800       33,073,110
===========================================================================

INTEGRATED OIL & GAS-1.67%

ChevronTexaco Corp.                                282,400       25,305,864
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  687,900       27,034,470
---------------------------------------------------------------------------
TotalFinaElf S.A. (France)                          93,700       13,402,539
===========================================================================
                                                                 65,742,873
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.28%

BellSouth Corp.                                    737,300       28,127,995
---------------------------------------------------------------------------
Cypress Communications, Inc. Voting Trust
  (Acquired 01/05/00; Cost $45,180)(a)(c)(f)         1,070            1,284
---------------------------------------------------------------------------
Qwest Communications International Inc.            725,040       10,244,815
---------------------------------------------------------------------------
SBC Communications Inc.                            850,700       33,321,919
---------------------------------------------------------------------------
Telecom Italia S.p.A. (Italy)                    2,642,300       14,137,626
---------------------------------------------------------------------------
Telefonica, S.A. (Spain)(f)                      1,296,993       17,383,600
---------------------------------------------------------------------------
Verizon Communications Inc.                        552,900       26,240,634
===========================================================================
                                                                129,457,873
===========================================================================

INTERNET SOFTWARE & SERVICES-0.89%

Check Point Software Technologies Ltd.
  (Israel)(f)                                      621,000       24,771,690
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
INTERNET SOFTWARE & SERVICES-(CONTINUED)

VeriSign, Inc.(f)                                  272,500   $   10,365,900
===========================================================================
                                                                 35,137,590
===========================================================================

IT CONSULTING & SERVICES-0.66%

SunGard Data Systems Inc.(f)                       896,100       25,924,173
===========================================================================

LIFE & HEALTH INSURANCE-0.97%

AFLAC, Inc.                                        531,500       13,053,640
---------------------------------------------------------------------------
Prudential Financial, Inc.(f)                      270,900        8,991,171
---------------------------------------------------------------------------
Sun Life Financial Services of Canada
  (Canada)                                         756,800       16,143,101
===========================================================================
                                                                 38,187,912
===========================================================================

MANAGED HEALTH CARE-0.32%

Anthem, Inc.(f)                                    253,300       12,538,350
===========================================================================

MOVIES & ENTERTAINMENT-1.40%

AOL Time Warner Inc.(f)                            647,300       20,778,330
---------------------------------------------------------------------------
Viacom Inc.-Class B(f)                             783,659       34,598,545
===========================================================================
                                                                 55,376,875
===========================================================================

MULTI-LINE INSURANCE-1.82%

American International Group, Inc.                 554,960       44,063,824
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      439,000       27,582,370
===========================================================================
                                                                 71,646,194
===========================================================================

MULTI-UTILITIES-0.58%

Dynegy Inc.-Class A                                321,000        8,185,500
---------------------------------------------------------------------------
Williams Cos., Inc. (The)                          575,000       14,674,000
===========================================================================
                                                                 22,859,500
===========================================================================

NETWORKING EQUIPMENT-0.77%

Cisco Systems, Inc.(f)                           1,671,200       30,265,432
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.45%

Anadarko Petroleum Corp.                           189,000       10,744,650
---------------------------------------------------------------------------
Apache Corp.                                       235,400       11,741,752
---------------------------------------------------------------------------
EOG Resources, Inc.                                299,600       11,717,356
---------------------------------------------------------------------------
Kerr-McGee Corp.                                   156,700        8,587,160
---------------------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS                   390,000       14,478,750
===========================================================================
                                                                 57,269,668
===========================================================================

PACKAGED FOODS-0.41%

Kraft Foods, Inc.-Class A                          480,700       16,358,221
===========================================================================

PHARMACEUTICALS-6.27%

Abbott Laboratories                                564,000       31,443,000
---------------------------------------------------------------------------
Allergan, Inc.                                     324,000       24,316,200
---------------------------------------------------------------------------
American Home Products Corp.                       306,600       18,812,976
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
PHARMACEUTICALS-(CONTINUED)

Bristol-Myers Squibb Co.                           377,000   $   19,227,000
---------------------------------------------------------------------------
Johnson & Johnson                                  598,200       35,353,620
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(f)            314,800       20,332,932
---------------------------------------------------------------------------
Merck & Co., Inc.                                  409,800       24,096,240
---------------------------------------------------------------------------
Pfizer Inc.                                      1,057,100       42,125,435
---------------------------------------------------------------------------
Pharmacia Corp.                                    745,900       31,812,635
===========================================================================
                                                                247,520,038
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.50%

MGIC Investment Corp.                              322,000       19,873,840
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.27%

Applied Materials, Inc.(f)                         270,000       10,827,000
===========================================================================

SEMICONDUCTORS-2.23%

Analog Devices, Inc.(f)                            688,300       30,553,637
---------------------------------------------------------------------------
Intel Corp.                                      1,146,700       36,063,715
---------------------------------------------------------------------------
Texas Instruments Inc.                             760,700       21,299,600
===========================================================================
                                                                 87,916,952
===========================================================================

SPECIALTY STORES-0.89%

Bed Bath & Beyond Inc.(f)                        1,032,500       35,001,750
===========================================================================

SYSTEMS SOFTWARE-1.56%

Microsoft Corp.(f)                                 605,900       40,152,993
---------------------------------------------------------------------------
Oracle Corp.(f)                                  1,536,800       21,223,208
===========================================================================
                                                                 61,376,201
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.98%

Comverse Technology, Inc.(f)                       614,000       13,735,180
---------------------------------------------------------------------------
JDS Uniphase Corp.(f)                              664,520        5,801,260
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                            775,000       19,010,750
===========================================================================
                                                                 38,547,190
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.64%

NTT DoCoMo, Inc. (Japan) (Acquired
  06/14/00-12/01/00; Cost $23,665,238)(a)              844        9,871,345
---------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)              5,907,285       15,460,310
===========================================================================
                                                                 25,331,655
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $2,055,551,650)                                   2,218,825,888
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-3.92%

U.S. TREASURY NOTES-3.19%

  6.75%, 05/15/05                              $24,900,000       27,088,959
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
U.S. TREASURY NOTES-(CONTINUED)

  6.50%, 08/15/05 to 10/15/06(g)               $27,700,000   $   30,127,160
---------------------------------------------------------------------------
  6.88%, 05/15/06                                2,700,000        2,976,264
---------------------------------------------------------------------------
  6.13%, 08/15/07(g)                             6,150,000        6,618,261
---------------------------------------------------------------------------
  5.75%, 08/15/10                               39,375,000       41,352,412
---------------------------------------------------------------------------
  5.00%, 08/15/11                               17,455,000       17,414,679
===========================================================================
                                                                125,577,735
===========================================================================
U.S. TREASURY BONDS-0.68%

  6.13%, 11/15/27 to 08/15/29                   25,425,000       26,943,296
===========================================================================
U.S. TREASURY STRIPS-0.05%

  5.81%, 05/15/20(h)                             5,900,000        1,981,751
===========================================================================
    Total U.S. Treasury Securities (Cost
      $151,041,811)                                             154,502,782
===========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.06%

FEDERAL HOME LOAN BANK-0.04%

Unsec. Bonds,
  5.13%, 03/06/06                                1,670,000        1,698,473
===========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.59%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                                9,000,000        8,922,240
---------------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 08/01/03 to 05/01/29                       29,234           29,616
---------------------------------------------------------------------------
  6.00%, 06/01/29                                  459,132          452,819
---------------------------------------------------------------------------
  7.00%, 07/01/29 to 09/01/31                   17,226,585       17,566,363
---------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.00%, 02/01/31(i)                             7,550,000        7,566,516
---------------------------------------------------------------------------
  6.50%, 02/01/32(i)                             3,290,000        3,297,197
---------------------------------------------------------------------------
Unsec. Notes,
  6.88%, 01/15/05                                1,910,000        2,059,572
---------------------------------------------------------------------------
  5.50%, 09/15/11                                9,410,000        9,231,492
---------------------------------------------------------------------------
Unsec. Sub. Notes,
  6.38%, 08/01/11                               13,605,000       13,542,825
===========================================================================
                                                                 62,668,640
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.79%

FNMA Grantor Trust-Series 2000-T7, Class A1,
  Pass Through Ctfs.,
  7.50%, 02/25/41                                1,824,714        1,893,450
---------------------------------------------------------------------------
Pass Through Ctfs.,
  8.50%, 03/01/10 to 02/01/28                   10,842,972       11,685,217
---------------------------------------------------------------------------
  6.50%, 04/01/14 to 07/01/16                   14,797,246       15,107,941
---------------------------------------------------------------------------
  7.50%, 02/01/16 to 07/01/31                   10,503,748       10,866,394
---------------------------------------------------------------------------
  7.00%, 07/01/16 to 12/01/31                    4,733,651        4,880,064
---------------------------------------------------------------------------
  6.50%, 10/01/16                                2,361,388        2,409,707
---------------------------------------------------------------------------
  8.00%, 12/01/23                                7,931,323        8,414,579
---------------------------------------------------------------------------
  6.00%, 05/01/31                               12,423,636       12,163,485
---------------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(i)                            14,860,000       14,878,575
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Unsec. Notes,
  5.13%, 02/13/04                              $ 1,915,000   $    1,971,110
---------------------------------------------------------------------------
  7.00%, 07/15/05                                2,310,000        2,510,693
---------------------------------------------------------------------------
  6.38%, 06/15/09                                7,040,000        7,418,963
---------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                2,569,000        2,612,622
---------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                               12,800,000       13,120,000
===========================================================================
                                                                109,932,800
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.64%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 07/15/31                   10,864,207       10,929,456
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 02/15/31                    7,644,013        7,831,348
---------------------------------------------------------------------------
  6.00%, 11/15/08                                  531,546          545,499
---------------------------------------------------------------------------
  8.00%, 11/15/30 to 01/20/31                      910,481          951,147
---------------------------------------------------------------------------
  7.50%, 12/20/30 to 01/15/31                    5,021,990        5,193,808
===========================================================================
                                                                 25,451,258
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $198,038,769)                                       199,751,171
===========================================================================

ASSET-BACKED SECURITIES-1.99%

AIRLINES-0.60%

American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $5,806,974)(a)                                 5,713,501        5,319,326
---------------------------------------------------------------------------
American Airlines, Inc.-Series 87-A,
  Equipment Trust Ctfs., 9.90%, 01/15/11         2,955,000        2,916,792
---------------------------------------------------------------------------
Northwest Airlines Inc.-Series 971B, Pass
  Through Ctfs., 7.25%, 01/02/12                 3,964,736        3,294,438
---------------------------------------------------------------------------
United Air Lines, Inc.-Series 002-Class A2,
  Sec. Pass Through Ctfs., 7.19%, 04/01/11      11,090,000        9,276,674
---------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs., 9.56%, 10/19/18                 3,750,000        2,923,988
===========================================================================
                                                                 23,731,218
===========================================================================

AUTOMOBILE MANUFACTURERS-0.11%

DaimlerChrysler N.A. Holding Corp., Gtd. Rocs
  Series CHR-1998-1, Collateral Trust,
  6.50%, 08/01/18                                4,537,216        4,272,492
===========================================================================

BANKS-0.27%

Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $10,546,061)(a)                          10,560,000       10,764,494
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.53%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $19,745,712)(a)       19,600,000       21,072,352
===========================================================================

ELECTRIC UTILITIES-0.48%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                               12,500,000       13,850,875
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

Indiana Michigan Power Co.-Series F, SLOBS,
  9.82%, 12/07/22                              $ 4,468,421   $    4,885,102
===========================================================================
                                                                 18,735,977
===========================================================================
    Total Asset-Backed Securities (Cost
      $81,071,384)                                               78,576,533
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
MONEY MARKET FUNDS-4.46%

STIC Liquid Assets Portfolio(j)                 87,922,818   $   87,922,818
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
STIC Prime Portfolio(j)                         87,922,818   $   87,922,818
===========================================================================
    Total Money Market Funds (Cost
      $175,845,636)                                             175,845,636
===========================================================================
TOTAL INVESTMENTS-100.94% (Cost
  $3,831,895,698)                                             3,982,109,543
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.94%)                           (37,010,204)
===========================================================================
NET ASSETS-100.00%                                           $3,945,099,339
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
PATS    - Putable Asset Term Securities
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $181,358,628, which represented 4.60% of the Fund's net assets.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f)  Non-income producing security.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 11.
(h) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $3,831,895,698)*                             $3,982,109,543
-------------------------------------------------------------
Foreign currencies, at value (cost $102,344)          109,040
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,114,675
-------------------------------------------------------------
  Fund shares sold                                  5,815,017
-------------------------------------------------------------
  Dividends and interest                           29,025,782
-------------------------------------------------------------
  Principal paydowns                                    1,995
-------------------------------------------------------------
Investment for deferred compensation plan             115,083
-------------------------------------------------------------
Collateral for securities loaned                  381,254,853
-------------------------------------------------------------
Other assets                                           68,678
=============================================================
    Total assets                                4,401,614,666
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            25,459,428
-------------------------------------------------------------
  Fund shares reacquired                           39,209,359
-------------------------------------------------------------
  Amount due custodian                              3,231,814
-------------------------------------------------------------
  Deferred compensation plan                          115,082
-------------------------------------------------------------
  Collateral upon return of securities loaned     381,254,853
-------------------------------------------------------------
  Variation margin                                  1,487,225
-------------------------------------------------------------
Accrued distribution fees                           3,840,731
-------------------------------------------------------------
Accrued trustees' fees                                  2,190
-------------------------------------------------------------
Accrued transfer agent fees                         1,473,994
-------------------------------------------------------------
Accrued operating expenses                            440,651
=============================================================
    Total liabilities                             456,515,327
=============================================================
Net assets applicable to shares outstanding    $3,945,099,339
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,284,776,256
_____________________________________________________________
=============================================================
Class B                                        $1,176,678,875
_____________________________________________________________
=============================================================
Class C                                        $  483,644,208
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            88,090,151
_____________________________________________________________
=============================================================
Class B                                            45,470,732
_____________________________________________________________
=============================================================
Class C                                            18,662,292
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        25.94
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.94 divided by
      95.25%)                                  $        27.23
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        25.88
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        25.92
_____________________________________________________________
=============================================================

* At December 31, 2001, securities with an aggregate market value of $369,006,749 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Interest                                       $ 115,900,232
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $174,279)                                       18,723,340
------------------------------------------------------------
Dividends from affiliated money market funds      12,083,546
------------------------------------------------------------
Security lending income                            1,456,640
============================================================
    Total investment income                      148,163,758
============================================================

EXPENSES:

Advisory fees                                     20,891,477
------------------------------------------------------------
Administrative services fees                         316,318
------------------------------------------------------------
Custodian fees                                       377,960
------------------------------------------------------------
Distribution fees -- Class A                       6,103,678
------------------------------------------------------------
Distribution fees -- Class B                      12,597,477
------------------------------------------------------------
Distribution fees -- Class C                       4,020,765
------------------------------------------------------------
Transfer agent fees -- Class A                     5,209,102
------------------------------------------------------------
Transfer agent fees -- Class B                     2,609,327
------------------------------------------------------------
Transfer agent fees -- Class C                       832,825
------------------------------------------------------------
Trustees' fees                                        25,717
------------------------------------------------------------
Other                                                975,214
============================================================
    Total expenses                                53,959,860
============================================================
Less: Fees waived                                    (19,008)
------------------------------------------------------------
    Expenses paid indirectly                         (60,431)
============================================================
    Net expenses                                  53,880,421
============================================================
Net investment income                             94,283,337
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (196,882,994)
------------------------------------------------------------
  Foreign currencies                                 278,005
------------------------------------------------------------
  Foreign currency contracts                          40,485
------------------------------------------------------------
  Futures contracts                              (95,970,910)
------------------------------------------------------------
  Option contracts written                         2,476,744
============================================================
                                                (290,058,670)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (330,187,275)
------------------------------------------------------------
  Foreign currencies                                 (29,233)
------------------------------------------------------------
  Foreign currency contracts                         217,630
------------------------------------------------------------
  Futures contracts                               10,088,027
============================================================
                                                (319,910,851)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                     (609,969,521)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(515,686,184)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   94,283,337    $   93,697,007
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                              (290,058,670)        8,037,010
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (319,910,851)     (315,446,121)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (515,686,184)     (213,712,104)
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (65,286,370)      (54,663,293)
----------------------------------------------------------------------------------------------
  Class B                                                        (24,128,931)      (22,292,342)
----------------------------------------------------------------------------------------------
  Class C                                                         (8,269,309)       (5,320,796)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (39,511,188)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (21,396,291)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (5,732,223)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        149,008,588       922,806,014
----------------------------------------------------------------------------------------------
  Class B                                                         11,560,034       291,069,331
----------------------------------------------------------------------------------------------
  Class C                                                        165,927,647       196,576,584
==============================================================================================
    Net increase (decrease) in net assets                       (286,874,525)    1,047,823,692
==============================================================================================

NET ASSETS:

  Beginning of year                                            4,231,973,864     3,184,150,172
==============================================================================================
  End of year                                                 $3,945,099,339    $4,231,973,864
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,131,589,736    $3,809,280,125
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (3,258,853)        1,041,061
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts           (333,416,566)      (36,532,402)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                    150,185,022       458,185,080
==============================================================================================
                                                              $3,945,099,339    $4,231,973,864
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

   On December 31, 2001, undistributed net investment income (loss) was increased by $2,709,385, undistributed net realized gains (losses) decreased by $6,825,494 and paid in capital increased by $4,116,109 as a result of foreign currency gain/loss reclassifications, bond premium catchup reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

   The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund had a capital loss carryforward of $294,839,562 which expires December 31, 2009. As of December 31, 2001 the Fund has a post-October capital loss deferral of $33,763,389 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities.

Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,608,026 reduction in the cost of securities and a corresponding $3,608,026 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $3,126,156, increase net unrealized gains and losses by $1,771,427, increase net realized gains and losses by $1,354,729. As a result, the net investment income per share was decreased by $0.02, the net realized and unrealized gains and losses per share was increased by $0.02 and the ratio of net investment income to average net assets was decreased by 0.07%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $19,008.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $316,318 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $2,696,880 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $6,103,678, $12,597,477 and $4,020,765, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $640,756 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $139,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $12,542 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $56,310 and reductions in custodian fees of $4,121 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $60,431.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $369,006,749 were on loan to brokers. The loans were secured by cash collateral of $381,254,853, received by the Fund and subsequently invested in affiliated money market funds as follows: $190,627,426 in STIC Liquid Assets Portfolio and $190,627,427 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $1,456,640 for securities lending.

NOTE 8-TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2001 and 2000 was a follows:

                                   2001            2000
                                -----------    ------------
Distributions paid from:
  Ordinary income               $97,684,610    $ 82,276,431
-----------------------------------------------------------
  Long-term capital gain                 --      66,639,702
===========================================================
                                $97,684,610    $148,916,133
___________________________________________________________
===========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income               $      86,177
---------------------------------------------------------
Capital loss carryforward                    (294,839,562)
---------------------------------------------------------
Unrealized appreciation                     $ 108,262,988
=========================================================
                                            $(186,490,397)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts and other deferrals.

NOTE 9-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $3,216,405,904 and $2,783,916,331, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                       $377,282,297
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (235,070,286)
==========================================================
Net unrealized appreciation of investment
  securities                                  $142,212,011
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $3,839,897,532.


NOTE 10-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                      --      $        --
----------------------------------------------------------
Written                            12,174        2,934,645
----------------------------------------------------------
Closed                             (4,440)      (1,134,738)
----------------------------------------------------------
Exercised                          (1,194)        (193,421)
----------------------------------------------------------
Expired                            (6,540)      (1,606,486)
----------------------------------------------------------
End of year                            --      $        --
__________________________________________________________
==========================================================


NOTE 11-FUTURES CONTRACTS

On December 31, 2001, $13,150,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                        NO. OF        MONTH/                       UNREALIZED
CONTRACT               CONTRACTS    COMMITMENT     MARKET VALUE   DEPRECIATION
--------               ---------   -------------   ------------   ------------
S&P 500 Index             589      March-02/long   $169,219,700     $(30,952)
______________________________________________________________________________
==============================================================================

NOTE 12-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      34,040,614    $ 943,182,575     44,686,844    $1,459,628,858
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,919,458      219,495,395     13,281,625       433,100,994
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,739,954      104,510,027      7,345,840       240,137,040
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,389,321       61,645,850      2,771,578        87,115,195
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         842,160       21,707,525      1,260,443        39,350,153
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         287,483        7,300,252        313,857         9,736,859
===========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                         469,333       11,718,242             --                --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         270,207        6,757,868             --                --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,202,124      179,904,999             --                --
===========================================================================================================================
Reacquired:
  Class A                                                     (32,130,426)    (867,538,079)   (19,211,948)     (623,938,039)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,836,782)    (236,400,754)    (5,548,847)     (181,381,816)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,731,502)    (125,787,631)    (1,639,854)      (53,297,315)
===========================================================================================================================
                                                               11,461,944    $ 326,496,269     43,259,538    $1,410,451,929
___________________________________________________________________________________________________________________________
===========================================================================================================================

* As of the close of business on September 08, 2001, the Fund acquired all of the net assets of AIM Advisor Flex Fund pursuant to a plan of reorganization approved by AIM Advisor Flex Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,941,664 shares of the Fund for 16,429,881 shares of AIM Advisor Flex Fund outstanding as of the close of business on September 8, 2001. AIM Advisor Flex Fund net assets at that date of $198,381,109 including $8,302,767 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,725,556,722.

NOTE 13-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                              2001(a)           2000(a)       1999(a)       1998(a)        1997
                                                             ----------        ----------    ----------    ----------    --------
Net asset value, beginning of period                         $    30.10        $    32.69    $    28.23    $    25.78    $  21.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.71(b)           0.92          0.82          0.71        0.60
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.14)            (2.23)         4.46          2.45        4.66
=================================================================================================================================
    Total from investment operations                              (3.43)            (1.31)         5.28          3.16        5.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.73)            (0.79)        (0.82)        (0.65)      (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             (0.49)           --         (0.06)      (0.77)
=================================================================================================================================
    Total distributions                                           (0.73)            (1.28)        (0.82)        (0.71)      (1.32)
=================================================================================================================================
Net asset value, end of period                               $    25.94        $    30.10    $    32.69    $    28.23    $  25.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  (11.36)%           (4.18)%       19.04%        12.46%      24.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,284,776        $2,507,641    $1,800,350    $1,318,230    $683,633
=================================================================================================================================
Ratio of expenses to average net assets                            1.01%(d)          0.96%         0.94%         0.95%       0.98%
=================================================================================================================================
Ratio of net investment income to average net assets               2.60%(b)(d)       2.80%         2.81%         2.81%       2.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              73%               55%           65%           43%         66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,441,471,059.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                               2001(a)           2000(a)       1999(a)      1998(a)       1997
                                                              ----------        ----------    ----------    --------    --------
Net asset value, beginning of period                          $    30.01        $    32.61    $    28.18    $  25.75    $  21.83
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.50(b)           0.66          0.58        0.42        0.38
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (4.11)            (2.23)         4.45        2.51        4.68
================================================================================================================================
    Total from investment operations                               (3.61)            (1.57)         5.03        2.93        5.06
================================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.52)            (0.54)        (0.60)      (0.44)      (0.37)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             (0.49)           --       (0.06)      (0.77)
================================================================================================================================
    Total distributions                                            (0.52)            (1.03)        (0.60)      (0.50)      (1.14)
================================================================================================================================
Net asset value, end of period                                $    25.88        $    30.01    $    32.61    $  28.18    $  25.75
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                   (12.01)%           (4.93)%       18.08%      11.53%      23.42%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,176,679        $1,358,823    $1,183,215    $894,165    $486,506
================================================================================================================================
Ratio of expenses to average net assets                             1.76%(d)          1.73%         1.75%       1.76%       1.79%
================================================================================================================================
Ratio of net investment income to average net assets                1.86%(b)(d)       2.03%         2.00%       2.00%       1.67%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               73%               55%           65%         43%         66%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $1,259,747,718.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                                                                   (DATE SALES
                                                                                                                    COMMENCED)
                                                                          YEAR ENDED DECEMBER 31,                       TO
                                                              ------------------------------------------------     DECEMBER 31,
                                                              2001(a)         2000(a)     1999(a)     1998(a)          1997
                                                              --------        --------    --------    --------    --------------
Net asset value, beginning of period                          $  30.05        $  32.65    $  28.21    $  25.76        $25.55
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.50(b)         0.66        0.58        0.42          0.16
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.11)          (2.23)       4.46        2.53          1.01
================================================================================================================================
    Total from investment operations                             (3.61)          (1.57)       5.04        2.95          1.17
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.52)          (0.54)      (0.60)      (0.44)        (0.19)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --           (0.49)         --       (0.06)        (0.77)
================================================================================================================================
    Total distributions                                          (0.52)          (1.03)      (0.60)      (0.50)        (0.96)
================================================================================================================================
Net asset value, end of period                                $  25.92        $  30.05    $  32.65    $  28.21        $25.76
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                 (11.99)%         (4.93)%     18.09%      11.60%         4.67%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $483,644        $365,510    $200,585    $114,163        $9,394
================================================================================================================================
Ratio of expenses to average net assets                           1.76%(d)        1.73%       1.75%       1.73%         1.78%(e)
================================================================================================================================
Ratio of net investment income to average net assets              1.85%(b)(d)     2.03%       2.00%       2.03%         1.68%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             73%             55%         65%         43%           66%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $402,076,552.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Balanced Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.
Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)
Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)
Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee
Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee
Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee
Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)
Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.
Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.
Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.
Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.
Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.
Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.
Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND                INVESTMENT ADVISOR          DISTRIBUTOR                  AUDITORS
11 Greenway Plaza                 A I M Advisors, Inc.        A I M Distributors, Inc.     PricewaterhouseCoopers
Suite 100                         11 Greenway Plaza           11 Greenway Plaza            LLP
Houston, TX 77046                 Suite 100                   Suite 100                    1201 Louisiana, Suite
                                  Houston, TX 77046           Houston, TX 77046            2900
                                                                                           Houston, TX 77002

COUNSEL TO THE FUND               COUNSEL TO THE TRUSTEES     TRANSFER AGENT               CUSTODIAN
Ballard Spahr                     Kramer, Levin, Naftalis     A I M Fund Services, Inc.    State Street Bank and
Andrews & Ingersoll, LLP          & Frankel LLP               P.O. Box 4739                Trust Company
1735 Market Street                919 Third Avenue            Houston, TX 77210-4739       225 Franklin Street
Philadelphia, PA 19103            New York, NY 10022                                       Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 17.64% is eligible for the dividends received deduction for corporations.

REQUIRED STATE TAX INFORMATION

Of the ordinary dividends paid, 11.44% was derived from U.S. Treasury
Obligations.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                    1976 and managed approximately $158 billion
                                                                                     in assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                       including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                   clients and financial institutions.
AIM Large Cap Opportunities(1)          AIM Asian Growth                                 The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth            Trademark-- is distributed nationwide.
AIM Small Cap Growth                    AIM Global Aggressive Growth                 AIM is a subsidiary of AMVESCAP PLC,
AIM Aggressive Growth                   AIM European Development                     one of the world's largest independent
AIM Mid Cap Growth                      AIM Euroland Growth                          financial services companies with
AIM Dent Demographic Trends             AIM International Equity                     $398 billion in assets under management.*
AIM Constellation                       AIM Global Growth
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                         MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)
AIM Value II                                       SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                        MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Basic Value                         AIM Global Telecommunications and Technology
AIM Large Cap Basic Value               AIM Global Energy(4)
AIM Balanced                            AIM Global Infrastructure
AIM Basic Balanced                      AIM Global Financial Services
                                        AIM Global Health Care
       MORE CONSERVATIVE                AIM Global Utilities
                                        AIM Real Estate(5)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                        MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
*As of 12/31/01
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        BAL-AR-1

A I M DISTRIBUTORS, INC.